UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 6, 2010

Chicago Bridge & Iron Company N.V.
 (Exact name of registrant as specified in its charter)

The Netherlands	1-12815	N.A.
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Oostduinlaan 75 2596 JJ The Hague The Netherlands	N.A.
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: 31-70-3732010

N.A.
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Amendment and Restatement of the Chicago Bridge & Iron Company Incentive Compensation Program

On May 6, 2010, Chicago Bridge & Iron Company N.V. (the “Company”) held its Annual General Meeting of Shareholders (the “Annual Meeting”). At the Annual Meeting, the shareholders approved the amendment and restatement of the Chicago Bridge & Iron Company Incentive Compensation Program (the “Program”), which provides contingent cash compensation to key employees. The amended and restated Program includes the addition of certain performance criteria as described therein. The Program provides that the Organization and Compensation Committee (the “Committee”) of the Supervisory Board assigns each participant an incentive compensation target amount for achievement of the target goals based on the individual’s position and job level. If actual performance is below the minimum level, no cash incentive award is payable with respect to that performance criterion; though a cash incentive award may be payable depending on the achievement of other performance criteria contributing to the cash incentive award. If performance is at or above the maximum level, a maximum cash incentive award may be payable. The amount of incentive award, if any, under the Program that a participant may receive will vary from year to year. The foregoing summary description of the amendment and restatement of the Program is qualified in its entirety by reference to the actual terms of the amended and restated Program, which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Departure of Directors; Election of Directors

On May 6, 2010, at the Annual Meeting, Jerry H. Ballengee’s term as Non-Executive Chairman of the Company’s Supervisory Board of Directors expired, effective immediately. In accordance with the Company’s Articles of Association, Mr. Ballengee retired as Non-Executive Chairman and a member of the Supervisory Board and did not stand for re-election. Immediately thereafter, L. Richard Flury, a member of the Company’s Supervisory Board, Chairman of the Supervisory Board’s Strategic Initiatives Committee and a member of the Supervisory Board’s Corporate Governance Committee and Nominating Committee, accepted the role of Non-Executive Chairman of the Company’s Supervisory Board of Directors. Further information regarding Mr. Flury can be found in the Company’s Proxy Statement for its Annual General Meeting of Shareholders held on May 6, 2010, which information is incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

The following matters were voted upon and adopted at the Annual Meeting held on May 6, 2010:

1. Election of Michael L. Underwood as a member of the Supervisory Board to serve until the Annual General Meeting of Shareholders in 2013 and until his successor has been duly appointed.

First Nominee	Second Nominee
Michael L. Underwood	Luciano Reyes	Abstain	Broker Non-Votes
58,875,114	163,636	304,390	16,570,454

The following other members of the Supervisory Board have terms of office continuing after the Annual Meeting: Philip K. Asherman, L. Richard Flury, J. Charles Jennett, W. Craig Kissel, Larry D. McVay, Gary L. Neale and Marsha C. Williams.

2. Election of Chicago Bridge & Iron Company B.V. as the sole member of the Management Board to serve until the Annual General Meeting of Shareholders in 2014 and until its successor has been duly appointed.

First Nominee	Second Nominee
Chicago Bridge & Iron	Lealand Finance
Company B.V.	Company B.V.	Abstain	Broker Non-Votes
58,951,835	96,487	294,818	16,570,454

3. Authorization of the preparation of the Company’s Dutch statutory annual accounts and the annual report of its Management Board in the English language and the adoption of the Company’s Dutch statutory annual accounts for the year ended December 31, 2009.

For	75,659,437
Against	80,872
Abstain	173,285

4. Discharge of the sole member of the Company’s Management Board from liability in respect of the exercise of its duties during the year ended December 31, 2009.

For	70,423,305
Against	5,269,508
Abstain	220,781

5. Discharge of the members of the Company’s Supervisory Board from liability in respect of the exercise of their duties during the year ended December 31, 2009.

For	70,403,142
Against	5,289,243
Abstain	221,209

6. Extension of the authority of the Company’s Management Board, acting with the approval of the Supervisory Board, to repurchase up to 10% of its issued share capital until November 6, 2011 on the open market, through privately negotiated transactions or in one or more self tender offers for a price per share not less than the nominal value of a share and not higher than 110% of the most recently available (as of the time of repurchase) price of a share on any securities exchange where our shares are traded.

For	58,612,481
Against	628,741
Abstain	101,918
Broker Non-Votes	16,570,454

7. Appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm, who will audit its accounts for the year ending December 31, 2010.

For	75,161,431
Against	600,171
Abstain	151,992

8. Approval of the Chicago Bridge & Iron Company Incentive Compensation Program.

For	73,988,824
Against	1,518,251
Abstain	406,519

9. Approval of the extension of the authority of the Company’s Supervisory Board to issue shares and/or grant rights to acquire its shares (including options to subscribe for shares), never to exceed the number of authorized but unissued shares, and to limit or exclude the preemptive rights of shareholders with respect to the issuance of shares and/or the grant of the right to acquire shares, until May 6, 2015.

For	28,684,171
Against	30,225,889
Abstain	433,080
Broker Non-Vote	16,570,454

10. Approval of the compensation of the members of the Supervisory Board.

For	54,893,489
Against	20,441,561
Abstain	578,544

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

10.1	Chicago Bridge & Iron Incentive Compensation Program (incorporated by reference from Annex A of the Company’s definitive proxy statement filed on March 24, 2010).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHICAGO BRIDGE & IRON COMPANY N.V.

	By:	Chicago Bridge & Iron Company B.V.
	Its:	Managing Director

Date: May 11, 2010	By:	/s/ Ronald A. Ballschmiede
Ronald A. Ballschmiede Managing Director (Principal Financial Officer)

EXHIBIT INDEX

Exhibit	Exhibit Description

10.1	Chicago Bridge & Iron Incentive Compensation Program (incorporated by reference from Annex A of the Company’s definitive proxy statement filed on March 24, 2010).